UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006 (August 31, 2006)

Innovative Food holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1923 Trade Center Way, Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 31, 2006, the registrant’s wholly-owned subsidiary, Food Innovations, Inc. (“FII”), and Next Day Gourmet, L.P., a wholly-owned subsidiary of U.S. Foodservices, Inc. (“USF”), a unit of Royal Ahold, executed an extension, through September 10, 2007, of their existing contract pursuant to which FII supplies perishable foods to USF and its subsidiaries. In 2005, sales under this contract represented approximately 91% of the registrant’s revenues and in the first six months of 2006 it represented approximately 90% of revenues.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

10.1	First Amendment to Supply Agreement between Food Innovations, Inc. and Next Day Gourmet, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: September 7, 2006
By: /s/ Sam Klepfish Sam Klepfish Interim President

Exhibit Index

Exhibit	Description

10.1	First Amendment to Supply Agreement between Food Innovations, Inc. and Next Day Gourmet, L.P.